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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  January 19, 2001


                             NEWPOWER HOLDINGS, INC.
                             -----------------------

             (Exact Name of Registrant as Specified in Its Charter)

 DELAWARE                           0000912057                 52-2208601
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission             (IRS Employer
of Incorporation)                  File Number)            Identification No.)


 10 GLENVILLE STREET, GREENWICH, CONNECTICUT                06831
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code  (203) 531-0400
                                                    --------------

                                    TNPC, INC
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  OTHER EVENTS.

      On January 19, 2001, TNPC, Inc. (the "Company") changed its name from "TNPC, Inc." to "NewPower Holdings, Inc." by merging a newly organized, wholly-owned subsidiary of the Company with and into the Company pursuant to
Section 253 of the Delaware General Corporation Law. A copy of the Certificate of Ownership and Merger, which was filed with the Secretary of State of the State of Delaware on January 19, 2001 to effect the name change, is attached hereto as Exhibit 99.1. The sole purpose and effect of the merger was to change the name of the Company to NewPower Holdings, Inc. The Company continues to be listed on the New York Stock Exchange under the trading symbol "NPW".

      A copy of the press release issued by the Company announcing the name change, dated as of January 22, 2001, is attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

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(c)  EXHIBITS:

Exhibit No.   Description.

99.1 Certificate of Ownership and Merger filed January 19, 2001, merging NewPower Holdings, Inc. with and into TNPC, Inc.

99.2 Press Release dated as of January 22, 2001, announcing the change of the corporation name of the Company to NewPower Holdings, Inc.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 24, 2001


                                       NEWPOWER HOLDINGS, INC.


                                       By: /s/  MARC E. MANLY
                                          ------------------------
                                       Name:  Marc E. Manly
                                       Title:  Managing Director, Law &
                                               Government Affairs and Secretary



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                                  EXHIBIT INDEX

            The following exhibits are filed herewith:


EXHIBIT NO.              DESCRIPTION

99.1 Certificate of Ownership and Merger filed January 19, 2001, merging NewPower Holdings, Inc. with and into TNPC, Inc.

99.2 Press Release dated as of January 22, 2001, announcing the change of the corporation name of the Company to NewPower Holdings, Inc.